EXHIBIT 99.5

                                                                  EXECUTION COPY












                             SUPPLEMENTAL AGREEMENT


                                  By and Among


                           AERIAL COMMUNICATIONS, INC.


                           AERIAL OPERATING CO., INC.


                                       and


                                   SONERA LTD.




                          Dated as of September 8, 1998







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                                TABLE OF CONTENTS
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                                                                            Page
                                                                            ----
ARTICLE I         DEFINITIONS

         Section 1.01  Defined Terms..........................................2
                       -------------

ARTICLE II        COVENANTS

         Section 2.01  Performance of Joint Venture Agreement.................2
                       --------------------------------------
         Section 2.02  Restriction on B-PCS Participation.....................3
                       ----------------------------------
         Section 2.03  References to Joint Venture Agreement..................3
                       -------------------------------------

ARTICLE III       TERMINATION

         Section 3.01  Termination............................................3
                       -----------

ARTICLE IV        DISPUTES

         Section 4.01  General................................................4
                       -------
         Section 4.02  Negotiation Procedure..................................4
                       ---------------------
         Section 4.03  Unresolved Disputes....................................6
                       -------------------
         Section 4.04  Jurisdiction; Consent to Service of Process............6
                       -------------------------------------------

ARTICLE V         REPRESENTATIONS AND WARRANTIES

         Section 5.01  Organization and Standing..............................7
                       -------------------------
         Section 5.02  Authorization..........................................8
                       -------------
         Section 5.03  Litigation.............................................8
                       ----------
         Section 5.04  Absence of Conflict....................................8
                       -------------------
         Section 5.05  Absence of Undisclosed Liabilities.....................9
                       ----------------------------------

ARTICLE VI        MISCELLANEOUS

         Section 6.01  Confidentiality........................................9
                       ---------------
         Section 6.02  Notices...............................................10
                       -------
         Section 6.03  Further Assurances....................................12
                       ------------------
         Section 6.04  Amendment.............................................12
                       ---------
         Section 6.05  Waiver of Compliance; Consents........................12
                       ------------------------------
         Section 6.06  Expenses..............................................13
                       --------
         Section 6.07  Entire Agreement......................................13
                       ----------------
         Section 6.08  Counterparts..........................................13
                       ------------
         Section 6.09  Headings and Captions.................................14
                       ---------------------

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         Section 6.10  Severability..........................................14
                       ------------
         Section 6.11  Governing Law.........................................14
                       -------------
         Section 6.12  Compliance with FCC Rules.............................14
                       -------------------------
         Section 6.13  No Claim of Immunity..................................15
                       --------------------
         Section 6.14  Successors and Assigns................................15
                       ----------------------
         Section 6.15  Equitable Remedies....................................16
                       ------------------
         Section 6.16  Remedies Cumulative...................................16
                       -------------------
         Section 6.17  Limitation on Damages.................................16
                       ---------------------


SCHEDULES
---------

           4.02(c)    --     Designated Employees, Representatives and Officers




                                     - ii -

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                             SUPPLEMENTAL AGREEMENT


                  This SUPPLEMENTAL AGREEMENT, dated as of September 8, 1998 (the "Agreement"), is entered into between AERIAL COMMUNICATIONS, INC., a Delaware corporation ("Aerial"), AERIAL OPERATING CO., INC., a Delaware corporation and wholly-owned subsidiary of Aerial ("AOC" and, together with Aerial, the "Aerial Parties"), and SONERA LTD., a limited liability company organized under the laws of the Republic of Finland and formerly known as Sonera Corporation ("Sonera").

                              W I T N E S S E T H:

                  WHEREAS, Aerial, AOC and Sonera Corporation U.S., a Delaware corporation and wholly-owned subsidiary of Sonera ("Sonera U.S." and, together with Sonera, the "Sonera Parties"), have entered into a Joint Venture Agreement, dated as of the date hereof (the "Joint Venture Agreement"), pursuant to which Aerial, AOC and Sonera U.S. have formed a joint venture (the "Venture") which, subject to certain exceptions as set forth therein, will serve during the Exclusivity Period (as defined therein) as the exclusive vehicle through which the Aerial Parties and the Sonera Parties will (i) acquire licenses issued by the Federal Communications Commission to provide B- PCS (as defined therein) and
(ii) build and operate systems with respect to such licenses utilizing GSM Technology (as defined therein);

                  WHEREAS, the Joint Venture Agreement sets forth certain obligations, restrictions and prohibitions applicable to the Sonera Parties and their affiliates with respect to the Venture; and



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                  WHEREAS,  Sonera,  as the corporate  parent of Sonera U.S., in consideration of the execution and delivery by the Aerial Parties of the Joint Venture Agreement, desires to affirm to the Aerial Parties Sonera's acceptance of the provisions of the Joint Venture Agreement and to set forth certain covenants in this Agreement with respect thereto;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01 Defined Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Joint Venture Agreement.

                                   ARTICLE II
                                    COVENANTS

                  Section 2.01 Performance of Joint Venture Agreement. Sonera hereby covenants to the Aerial Parties that Sonera shall not directly or indirectly (i) take, or cause or permit Sonera U.S. or any Affiliate of either Sonera Party to take, any action that Sonera U.S. or any Affiliate of either Sonera Party is prohibited from taking pursuant to the Joint Venture Agreement or (ii) cause

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or permit Sonera U.S. or any Affiliate of either Sonera Party to fail to perform any obligation of Sonera U.S. or any Affiliate of either Sonera Party under the Joint Venture Agreement.

                  Section 2.02 Restriction on B-PCS Participation. Sonera expressly agrees to restrict its ability to participate, directly or indirectly, by itself or through any Affiliate or other Sonera Entity, in B-PCS in the United States except as expressly permitted by the Joint Venture Agreement or as otherwise agreed in writing by the Aerial Parties.

                  Section 2.03 References to Joint Venture Agreement. Sonera further expressly acknowledges and agrees that all references to the "Joint Venture Agreement" set forth in the Purchase Agreement, the Investment Agreement, the Limited Liability Company Agreement, the Management Agreement, any agreement or instrument referenced in, or attached as an exhibit to, any of the foregoing agreements and any certificate or instrument delivered in connection with the closing of the Purchase Agreement on the date hereof shall be deemed to include this Agreement.

                                   ARTICLE III
                                   TERMINATION

                  Section 3.01 Termination. This Agreement shall commence upon the date hereof and shall remain in full force and effect at all times that the Joint Venture Agreement remains in effect. This Agreement shall terminate only upon termination of the Joint Venture Agreement.

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                                   ARTICLE IV
                                    DISPUTES

                  Section   4.01   General.   The   parties   agree  to  address
disagreements and disputes arising out of or related to this Agreement or the breach hereof through the procedures set forth in this Article IV.

                  Section 4.02 Negotiation Procedure. (a) The Aerial Parties, on the one hand, and Sonera, on the other hand, shall designate one or more employees or representatives who will be the initial contact for resolving disputes that may arise under this Agreement that do not involve an amount in excess of $50,000. The Aerial Parties and Sonera shall first raise such disputes with a designated employee or representative of the other party. The designated employees or representatives shall work together to resolve the relevant issue in a manner that meets the interests of both the Aerial Parties and Sonera, or until the issue is referred to designated officers of the parties as set forth in Section 4.02(b). Any disputes that involve an amount in excess of $50,000 shall be referred to the designated officers of the parties as set forth in
Section 4.02(b).

                  (b) The Aerial Parties and Sonera shall also designate one or more officers who will review (i) disputes that involve an amount in excess of $50,000 or (ii) disputes that the designated employees or representatives are unable to resolve pursuant to Section 4.02(a). Any matter not resolved by such designated employees within 30 days after the date on which a party hereto first

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notifies a  designated  employee  of the other  party  shall be referred to such designated officers for resolution. The designated officers shall work together to resolve the disputes so referred to them in a manner that meets the interests of both the Aerial Parties and Sonera, either until such agreement is reached, or until an impasse is declared by either the Aerial Parties or Sonera; provided, however, that an impasse shall not be declared by either the Aerial Parties or Sonera prior to the fifteenth day after such dispute has first been referred to such designated officers. Notice of declaration of any impasse shall be given pursuant to Section 6.02 hereof.

                  (c) The employees or representatives and officers initially designated by the Aerial Parties and Sonera for purposes of this Section 4.02 are set forth in Schedule 4.02(c) to this Agreement. Parties may change such designation by giving notice of such change pursuant to Section 6.02 hereof.

                  (d) Any resolution of a dispute by the designated employees or representatives pursuant to Section 4.02(a) hereof or by the designated officers pursuant to Section 4.02(b) hereof shall be in writing signed by such persons on behalf of the parties. Notwithstanding any provision of this Article IX, no resolution of any dispute by any designated employee, representative or officer shall constitute an amendment of this Agreement without the approval of the respective boards of directors of each party hereto.

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                  Section  4.03  Unresolved  Disputes.   The  parties  shall  be
entitled to exercise or resort to any and all rights and remedies provided in this Agreement or at law or in equity with respect to any controversy or claim not resolved through the procedures set forth above.

                  Section 4.04 Jurisdiction; Consent to Service of Process. (a) Subject to and in furtherance of the provisions of Section 4.03, each party hereby irrevocably consents and submits to the jurisdiction of the United States District Court for the District of Delaware and any court of the State of Delaware in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 4.04 and shall not be deemed to be a general submission to the jurisdiction of said courts or the State of Delaware other than for such purpose.

                  (b) Sonera hereby irrevocably appoints The Corporation Trust Company, at its office at 1209 Orange Street, Wilmington, Delaware, United States of America, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and upon whom such process may be served, with the same effect as if it were a resident of the State of Delaware, and had been lawfully served with such process in such jurisdiction, and waives all claim of error by reason of such service, provided that in the case of any service upon such agent and attorney, the Aerial Parties shall also deliver a copy thereof to Sonera at the address and in the manner specified in Section 6.02.

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In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, Sonera will appoint a successor agent and attorney in Wilmington, Delaware, reasonably satisfactory to the Aerial Parties, with like powers or, if Sonera fails to make such appointment, Sonera hereby authorizes either Aerial Party to appoint such agent. Sonera shall pay the annual fee due to The Corporation Trust Company or such successor agent for acting in such capacity; provided, however, that if Sonera fails to make such payment, then the Aerial Parties shall be permitted to do so.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                  Each party hereby represents and warrants to the other party as follows (each party making said representations and warranties as to itself and as to and on behalf of each of its Affiliates which is a party to any or all of the agreements and instruments which are being executed and delivered in connection herewith):

                  Section 5.01 Organization and Standing. It is a corporation, in the case of each Aerial Party, or a limited liability company, in the case of Sonera, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite authority and power to carry on its business as now being conducted by it, and is in good standing in each jurisdiction in which the nature of the business conducted by it requires it to be qualified therein to do business.


                                      - 7 -

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                  Section 5.02 Authorization.  It has taken all action necessary for the authorization, execution, delivery and performance by it of this Agreement and the other agreements being delivered simultaneously herewith to which it is a party, and when this Agreement and other agreements are executed and delivered by it, they will constitute its valid and binding obligations in accordance with their respective terms. It has all necessary corporate and other power with respect to the foregoing.

                  Section 5.03 Litigation. It is not a party to any pending or, to the best of its knowledge threatened, litigation or other proceeding which, if adversely determined, would have a material adverse effect upon the Venture or any LLC formed pursuant to the Joint Venture Agreement or such LLC's tangible or intangible assets or operations.

                  Section 5.04 Absence of Conflict. Neither the execution, delivery or performance by it of this Agreement or of any other agreements which are being executed and delivered simultaneously herewith to which it is a party, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of or compliance with the terms and conditions hereof or thereof, will (nor with the giving of notice or lapse of time or both would) conflict with its charter, bylaws or other instrument pursuant to which it is organized, or result in a breach of or constitute a default under or conflict with any material contract, agreement or instrument to which it is a party or by which it or any of its properties are bound, or any law, rule, or regulation applicable to it or any of its properties. Any third party, governmental or administrative consents or approvals which are required in connection with the foregoing have been obtained and are in full force and effect.

                                      - 8 -

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                  Section 5.05  Absence of  Undisclosed  Liabilities.  It has no
material  debts,  liabilities,   contracts  or  other  obligations  which  could
reasonably be expected to affect the Venture or any LLC formed pursuant to the Joint Venture Agreement in a materially adverse manner.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  Section 6.01 Confidentiality. (a) In addition to any obligations of confidentiality pursuant to other agreements already existing between the parties hereto (which this Section 6.01 is not intended to supersede with respect to information disclosed prior to the execution of this Agreement), each party hereto will, and will cause its Affiliates to, hold in confidence and not disclose to any of its own personnel or personnel of its Affiliates not having a need to know or to any third party without the prior written consent of the other parties hereto: (i) any information received by it from the other parties in connection with the transactions contemplated hereby or (ii) any specific terms of this Agreement or any agreement being delivered simultaneously herewith.

                  (b) The foregoing obligation of confidence shall extend for the term of this Agreement and any extensions hereof and for a period of 5 years thereafter; provided, however, that no party shall be obligated to maintain in confidence information:

                  (i) which is or becomes part of the public domain other than through breach of this Agreement or through the fault of the receiving party;

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                  (ii) which is or becomes available to the receiving party from a source other than the disclosing party, which source has no obligation to the disclosing party in respect thereof;

                  (iii) which is made available by the disclosing party in written form to a third party which is not an Affiliate of the disclosing party on an unrestricted basis;

                  (iv)  which is required to be disclosed by law; or

                  (v) disclosure of which is mutually agreed to by the parties.

                  (c) If any party hereto discloses such information to a third party, such disclosing party shall ensure that suitable undertakings of secrecy are imposed upon such third party which are no less stringent than those of this
Section 6.01.

                  Section  6.02   Notices.   All   notices,   claims  and  other
communications hereunder shall be in writing and shall be made by hand delivery, facsimile, or overnight air courier guaranteeing next day delivery, as follows:


                                     - 10 -

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                  (a)  If to the Aerial Parties, at:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Donald W. Warkentin
                           Telephone:  (773) 399-4145
                           Facsimile:  (773) 399-7997

                  with a copy (which shall not constitute notice) to:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  LeRoy T. Carlson, Jr.
                           Telephone:  (312) 630-1900
                           Facsimile:  (312) 630-9299

                  and a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Telephone:  (312) 853-2030
                           Facsimile:  (312) 853-7036

                  (b)  if to Sonera, at:

                           Sonera Ltd.
                           P.O. Box 106
                           FIN-00051-TELE
                           Teollisuuskatu 15, Helsinki
                           Attention: Maire Laitinen, Esq.
                           Telephone:  011-35-8-2040-3641
                           Facsimile:  011-35-8-2040-3414


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                  with a copy (which shall not constitute notice) to:

                           Patton Boggs, L.L.P.
                           2550 M. Street, N.W.
                           Washington, D.C.  20037-1350
                           Attention:  Richard M. Stolbach, Esq.
                           Telephone:  (202) 457-6324
                           Facsimile:  (202) 457-6315


or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section
6.02. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt confirmed, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

                  Section 6.03 Further Assurances. Each of the parties hereto agrees to take all reasonably necessary steps to do all such further acts and things as may be necessary to carry out the purposes and intentions of this Agreement and to ensure that the Venture can carry on its business through LLCs consistent with and as contemplated by the Joint Venture Agreement.

                  Section  6.04  Amendment.   This  Agreement  may  be  amended,
modified and supplemented only by written agreement of Sonera and the Aerial Parties.

                  Section 6.05 Waiver of Compliance; Consents. Any failure by the Aerial Parties or Sonera to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other, but such waiver or failure to insist upon strict compliance with such obligation,

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covenant,  agreement or condition  shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits waivers or consents by or on behalf of any party, such waiver or consent shall be given in writing.

                  Section 6.06 Expenses. Each party hereto shall pay its own legal, accounting and other expenses incident to this Agreement and the consummation of the transactions contemplated thereby.

                  Section 6.07 Entire Agreement. This Agreement, the Joint Venture Agreement, the Purchase Agreement, the Investment Agreement and the
documents referred to herein and therein embody the whole agreement and understanding of the parties with respect to the relations contemplated hereby. There are no restrictions, promises, representations, warranties, covenants or undertakings with respect thereto, other than those set forth or referred to in such agreements. Such agreements supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. No rights in favor of third parties are hereby created.

                  Section 6.08 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                     - 13 -

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                  Section 6.09 Headings and Captions.  The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 6.10 Severability. In the event any provision of this Agreement is found to be invalid or unenforceable in whole or in part, the remaining provisions of this Agreement nevertheless shall be binding and the invalid or unenforceable provision shall be replaced by a valid and enforceable provision which comes closest to the intent or economic effect of the provision to be replaced.

                  Section 6.11 Governing Law. This Agreement shall be construed in accordance with and subject to the local, internal laws of the State of Delaware.

                  Section 6.12 Compliance with FCC Rules. Notwithstanding any other provision in this Agreement, the parties hereto shall at all times comply with, and all provisions of this Agreement shall be subject to, all applicable rules and regulations of the FCC, including but not limited to approval by the FCC prior to the acquisition of any B-PCS License and to the restrictions on spectrum aggregation set forth in Section 20.6 of the FCC rules, and the parties hereto shall cooperate in the preparation and filing of all necessary applications with the FCC. To the extent that (i) any party hereto or an
Affiliate thereof, jointly pursuant to the Joint Venture Agreement or individually, desires to enter into a binding agreement to acquire a license issued by the FCC to provide Wireless Services or to manage or operate a system providing Wireless Services and (ii)

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such  acquisition,  operation  or  management  would  be  prevented  due  to the restrictions on spectrum aggregation set forth in Section 20.6 of the FCC rules, then the parties shall, for a period of not less than 15 business days, cooperate in good faith to consider, but (except as set forth in Section 8.01 of the Joint Venture Agreement) shall not be obligated to take, such action as may be necessary to render the restrictions of Section 20.6 inapplicable to such acquisition, operation or management.

                  Section 6.13 No Claim of Immunity. Sonera agrees that, to the extent that it or any of its property, its Affiliates, or property of its Affiliates is or becomes entitled at any time to any immunity, on the grounds of sovereignty or otherwise, based upon its status as an agency or instrumentality of government, from any arbitration, legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any arbitrator or competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or arbitration award, or from any other legal process in any jurisdiction, it, for itself, its Affiliates, its property and that of its Affiliates, expressly, irrevocably and unconditionally agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money).

                  Section 6.14 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns; provided, however, that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties.

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                  Section 6.15 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or the provisions hereof were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance, that the party seeking specific performance has an adequate remedy at law.

                  Section 6.16 Remedies Cumulative. Except as otherwise provided herein, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity. Sonera expressly agrees that neither Aerial Party shall be required to exercise its rights or remedies under the Joint Venture Agreement prior to exercise by such Aerial Party of any right or remedy provided in this Agreement.

                  Section 6.17 Limitation on Damages. Neither the Aerial Parties nor Sonera shall be liable to the other for damages hereunder except for reasonable direct economic and pecuniary costs (including reasonable attorneys' fees) and damages (which shall not include consequential,

                                     - 16 -

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exemplary,  expectancy, indirect, punitive or special damages) arising out of or in connection with any act or failure to act under, or breach of the terms of, this Agreement.
                                    * * * * *
                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

AERIAL COMMUNICATIONS, INC.


By:      /s/ Donald W. Warkentin
         ------------------------------------
         Donald W. Warkentin
         President and Chief Executive Officer


AERIAL OPERATING CO., INC.


By:      /s/ Donald W. Warkentin
         ------------------------------------
         Donald W. Warkentin
         President and Chief Executive Officer


SONERA LTD.


By:      /s/ Aulis Salin
         -----------------------------------
Name:    Aulis Salin
         -----------------------------------
Title:   President  and CEO
         -----------------------------------


                    SIGNATURE PAGE TO SUPPLEMENTAL AGREEMENT,
                         DATED AS OF SEPTEMBER 8, 1998,
               AMONG AERIAL COMMUNICATIONS, INC., AERIAL OPERATING
                            CO., INC. AND SONERA LTD.


                                     - 17 -

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